UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 26, 2009

TRUE RELIGION APPAREL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51483	98-0352633
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2263 East Vernon Avenue

Vernon, California 90058

(Address of Principal Executive Offices, Zip Code)

(323) 266-3072

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2009, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board ”) of the Company approved for its chief executive officer, president, chief financial officer and senior vice president of operations base salaries for 2009, awards of performance-based restricted stock and cash bonuses.

The base salaries for 2009 approved by the Committee are:

Name	Title	Base Salary
Jeffrey Lubell (1)	Chief Executive Officer	$852,500
Michael F. Buckley (1)	President	$493,500
Peter F. Collins (1)	Chief Financial Officer	$378,000
Kelly Gvildys (1)	Senior Vice President of Operations	$346,725

______________

(1) Please refer to the employment arrangements of these executive officers for the other terms and conditions of their employment.

The restricted stock awards approved by the Committee are:

Name	Shares of Restricted Stock
Jeffrey Lubell (1)	376,326
Michael F. Buckley (1)	276,679
Peter F. Collins (1)	138,870
Kelly Gvildys (1)	12,255
Kelly Gvildys (2)	10,000

________________

(1) These restricted stock awards are performance-based and will only vest provided that the Company meets or exceeds pre-established levels of earnings before interest and taxes (“EBIT”) for fiscal 2009 and if the executive satisfies applicable service requirements. Subject to meeting the EBIT targets and certification by the Compensation Committee, the restricted stock awards will vest two-thirds on the first anniversary of the date of grant and one-third on the second anniversary of the date of grant; provided executive remains employed by the Company on such dates.

(2) These restricted stock awards vest one-third on the date of grant, one-third on the first anniversary of the date of grant, and one-third on the second anniversary of the date of grant; provided executive remains employed by the Company on such dates.

    The Committee also approved for these executives certain performance-based cash bonuses for 2009. The Committee established as performance goals the achievement of pre-established levels of EBIT for fiscal 2009. The performance-based cash bonuses established by the Committee range in value from zero to two hundred fifteen percent of base salary for Mr. Buckley, zero to one hundred sixty-five percent of base salary for Mr. Collins, and zero to thirty-six percent of base salary for Ms. Gvildys. The performance-based cash bonus for Mr. Lubell ranges in value from zero to four and one-half percent of EBIT at the target performance level plus an additional ten and one-half percent of EBIT for the amount of EBIT that exceeds the target performance level.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 2, 2009	TRUE RELIGION APPAREL, INC.

                                                                                                          By:       /s/ Peter F. Collins
                                                                                                          Name:  Peter F. Collins
                                                                                                          Title:    Chief Financial Officer